 THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
   ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD,
    TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH
SECURITIES OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS
   EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH
                            ACT OR SUCH STATE LAWS.


                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

$300,000                                                       January 29, 1997

I.  PROMISE TO PAY

         1. FOR VALUE RECEIVED, the undersigned PAPERCLIP SOFTWARE, INC., a Delaware corporation (the "Maker"), hereby promises to pay to ACCESS SOLUTIONS INTERNATIONAL, INC., a Delaware corporation at 650 Ten Rod Road, North Kingstown, Rhode Island 02852 ("Access"), or its permitted assigns (collectively with Access, the "Payee"), the principal sum of Three Hundred Thousand Dollars ($300,000) together with interest thereon at the rate of twelve percent (12%) per annum based upon the actual number of days elapsed over a 360 day year.

         2. This Note is the "Note" issued in accordance with that certain Letter of Intent dated January 2, 1997 (the "Letter of Intent") between Maker and Payee. Capitalized terms used herein and not defined are used with the same meaning as set forth in the Letter of Intent.

         3. Accrued and unpaid interest on this Note shall be payable quarterly in arrears commencing April 1, 1997 and continuing quarterly thereafter on July 1, 1997, October 1, 1997, January 2, 1998 and until the Maturity Date (as hereinafter defined).

         4. Subject to the earlier conversion hereof pursuant to the conversion rights set forth below, this Note shall be due and payable in full on January 27, 1998 (the "Maturity Date") or earlier, at the election of the Payee, upon the happening of any of the following events:

         (a) the Maker shall (i) discontinue its business (as evidenced by a resolution of Maker's Board of Directors or stockholders), (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (iii) admit in writing its inability to pay its debts as they mature, (iv) make a general assignment for the benefit of creditors, (v) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or (vi) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any such proceeding under any such law;

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

         (b) there shall be filed against the Maker an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect if, within one hundred and eighty days (180) following the service on the Maker of any such petition, the same shall not have been discharged, released or vacated;

         (c) The Maker shall sell or transfer substantially all of its assets or business units to someone other than Access;

         (d) The Maker shall fail to pay any interest payment obligation contained in this Note within five (5) days of when due;

         (e) The Maker shall be in default of any other material obligation contained in this Note or in the Security Agreement or Registration Rights Agreement of even date, which default, has not been cured within ten (10) days after the receipt by Maker of notice thereof from Payee, or, if such default is not capable of being cured within ten days, Maker has not begun efforts satisfactory to Payee to cure such default within such ten-day period.

         5. Maker may prepay this Note at any time after having given at least thirty (30) days prior written notice to Payee.

         6. Payment of principal and interest hereunder are payable in lawful money of the United States of America at the office of the Payee at the address set forth above or at such other address as Payee shall designate from time to time.

         7. All agreements between the Maker and the Payee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the Payee for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum amount which the Payee is permitted to receive under applicable law. If, for any circumstances whatsoever, fulfillment of any provision hereof, or of the Letter of Intent, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstance the Payee should ever receive as interest an amount which would exceed such maximum amount, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Maker and the Payee.

         8. This Note and all transactions hereunder and/or evidenced herein shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to any conflicts or choice of laws provisions which would cause the application of the domestic substantive laws of any other jurisdiction). MAKER AND PAYEE

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

EACH HEREBY WAIVES TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING INVOLVING THIS NOTE.

9. If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Maker will pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Maker or any party to any agreement or instrument securing this Note.

         10. The Maker hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         11. This Note is secured by and entitled to the benefits of a Security Agreement of even date herewith.

         12. Payee shall have the right to assign or negotiate all or any part of this Note and all associated rights to interest, conversion, security and registration to Joseph Stevens & Company, L.P. without the prior consent of Maker only upon the consummation of the purchase of Maker's assets by Access contemplated by the Letter of Intent and a merger between Maker and another entity arranged by Joseph Stevens & Company, L.P.

         13. To evidence the fact that it has executed this Note, Maker may send a copy of the executed Note to Payee by facsimile transmission. Maker shall be deemed to have executed this Note on the date it sent such facsimile transmission. In such event, Maker shall deliver to Payee the executed Note for receipt on the next business day.

II. CONVERSION RIGHTS

         1. At the option of the Payee, all or part of the principal of this Note, together with the interest accrued on such converted principal, may at any time while this Note is outstanding, be converted into fully paid and non-assessable shares of the common stock, $.01 par value, of the Maker (the "Converted Shares"), at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion for such principal and interest (hereinafter, all "Conversion").

         2. (a) The rate at which the principal amount of this Note and accrued interest thereon shall be converted into Converted Shares shall initially be one share of common stock for each twenty-five cents ($.25) of the principal and interest amount hereof (the "Conversion Rate").

            (b) In the event that, while this Note is outstanding, from time to time, the Maker shall issue any shares of its common stock or any Convertible Securities (as defined below) at a price of less than twenty-five cents ($.25) per share (the "New Issue Share Price"),

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

then the Conversion Rate shall be adjusted to be equal to the lowest New Issue Share Price in any such transaction after the date hereof.

         3. (a) In order to exercise the Conversion privilege, the Payee of this Note shall deliver such Note to the Maker at the principal office of the Maker, accompanied by written notice to the Maker, duly signed by such Payee, of its election to convert the same. Such notice shall also state the address or addresses to which the certificate or certificates evidencing the Converted Shares, and any other securities, and evidences of ownership of any other property, issuable upon such conversion shall be transmitted after the issue thereof upon such conversion. As promptly as practicable after the receipt of such notice and surrender of this Note as aforesaid, the Maker shall issue in the name of such Payee, and shall, after any such issue, transmit to such Payee at such address or addresses, a certificate or certificates evidencing the Converted Shares, and any other securities and evidences of ownership of any other property, issuable upon the conversion of this Note (or such specified portion hereof). If the Conversion is for less than the then outstanding principal and interest of the Note, Maker agrees to execute and deliver to Payee a promissory note for the balance due on the Note, which replacement note shall be on the same terms and conditions as set forth herein.

            (b) Such Conversion shall be deemed to have been effected at the close of business on the date on which such notice and this Note shall have been delivered to the Maker as aforesaid, and at such time the Payee shall become and be deemed to be the owner of record of such Converted Shares, and of any such other securities and other property, issuable upon such conversion, whether or not the stock transfer books of the Maker shall then be open, and whether or not the Maker shall fail, neglect or refuse to accept such delivery and/or to issue and/or deliver the certificate or certificates for such Converted Shares or securities, or other evidences or ownership of such other property.

         4. The Maker covenants that it will at all times preserve its rights to issue and keep available, free from preemptive rights, sufficient capital stock to permit the conversion of this Note then outstanding in full at any time. The Board of Directors of the Maker shall take appropriate action to reserve from the Maker's authorized but unissued capital stock sufficient shares of common stock to permit the conversion of the full amount of the principal of and accrued interest on this Note, which reservation shall be noted in the books and records and, if appropriate, the financial statements of the Maker.

         5. The Maker covenants that all Converted Shares which may be issued upon the conversion of this Note will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, excluding income taxes, gross receipts taxes or any similar tax based upon the earnings, receipts, income or gain to the Payee.

         6. The term "Convertible Securities" shall mean any class of securities of the Maker which by its terms shall be convertible into or exchangeable for any common stock of the Maker.

         7. This Note is further entitled to the benefits of a Registration Rights Agreement of even date herewith.

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

III. COVENANTS

         1. So long as this Note is outstanding the Maker covenants and agrees as follows:

         (a) The Maker shall maintain in full force and effect its existence as a Delaware corporation, its rights and franchises and all licenses, permits, and other rights to use trademarks, trade names, copyrights, trade secrets, patents or processes owned or possessed by it and deemed by it to be necessary to the conduct of its business and shall comply with all applicable laws and regulations, whether now in effect or hereinafter enacted or promulgated by any governmental authority having jurisdiction.

         (b) The Maker shall duly pay and discharge or cause to be duly paid and discharged, before the same becomes delinquent, all taxes (including all employment and payroll taxes), assessments and other governmental charges imposed upon it or any of its properties or in respect of its franchise or income; provided, however, that (unless and until foreclosure, distraint, sale or any similar proceeding shall have been commenced) no such tax or charge need be paid if being contested in good faith by proper proceedings diligently conducted and if such reservation or other appropriate provisions, if any, as shall be required by generally accepted accounting principles, shall have been made therefor.

         (c) The Maker will promptly notify the Payee in writing of any litigation against it that has been instituted or is pending, or to the Maker's knowledge threatened, the outcome of which might have a material adverse affect on the Maker's financial conditions, business or operations.

         (d) Upon request of the Payee, the Maker will provide the Payee with copies of all filings made by the Maker with federal (including the Securities and Exchange Commission), state or local governmental bodies or agencies.

         2. The Maker covenants that, so long as this Note is outstanding, the Maker shall not do any of the following:

         (a) Create, incur, assume or permit to exist, any mortgage, pledge, lien or other encumbrance on any of its properties or assets whether now owned or hereafter acquired; provided, however, that the foregoing restrictions shall not apply to:

                 (i) a security interest in favor of NCC Export Systems 1995
             LTD ("NCC"), created pursuant to that certain Reschedule Agreement and that certain Security Agreement, each dated as of the 21st day of October, 1996, by and among Maker and NCC (the obligations being secured by such lien shall be repaid from the proceeds of the loan evidenced by this Note);

                 (ii) liens for taxes, assessments and other governmental
             charges and levies not yet delinquent or thereafter payable without penalty or interest or (if foreclosure,

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

             distraint, sale or other similar proceeding shall not have been commenced) being contested in good faith by appropriate proceedings diligently conducted, if such reservation or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor;

                 (iii) purchase money security interests;

                 (iv) liens of carriers, warehousemen, materialmen and
             mechanics incurred in the ordinary course of business for sums not yet due or being contested in good faith and by appropriate proceedings diligently conducted, if such reservation or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor;

                 (v) liens, encumbrances, pledges, or deposits of personal
             property incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other social security programs or to secure performance of statutory obligations, surety and appeal bonds, performance or return of money bonds and other obligations of a like nature (exclusive of obligations for the payment of money borrowed); or

                 (vi) liens arising from judgments, so long as the execution thereof shall be stayed or other appropriate relief therefrom shall be obtained pending appeal.

         (b) Create, incur, assume or otherwise become or remain liable, directly or indirectly, for any manner of indebtedness or liability for borrowed funds (other than funds previously borrowed pursuant to that certain convertible note dated on or about December 16, 1996), whether by loan, guaranty, mortgage, or otherwise, provided that: (i) existing factoring or credit arrangements shall be permitted to remain in effect and the Maker may obtain credit pursuant thereto, and (ii) accounts payable and accrued expenses shall not be deemed to be obligations for borrowed funds.

         (c) Merge with or into any person other than Access;

         (d) Directly or indirectly sell, lease or otherwise dispose of any material part of its properties, assets, rights, permits, licenses and franchises to any person other than Access, except in the ordinary course of business.

         (e) Sell or otherwise dispose of any capital stock of any subsidiary or permit any subsidiary to sell or otherwise dispose of any of its equity interests or capital stock.

         (f) Make any advance or loan to any person, firm or corporation, except intercompany advances and reasonable travel or business expenses advanced to the Maker's employees in the ordinary course of business, or invest in, acquire or hold any securities of any other person or firm, except shares of its subsidiaries and bank certificates of deposit, which are fully insured by an agency of the United States, or direct obligations of the United States.

         (g) Issue any additional capital stock (other than as may be required upon the exercise of any currently outstanding options and warrants) or any options or warrants to purchase such capital stock or securities convertible into such capital stock.

         IN WITNESS WHEREOF, the Maker has caused this Note to be executed by its duly authorized officer as of the date first above written.


                                            PAPERCLIP SOFTWARE, INC.

                                            By: /s/ William Weiss
                                               -----------------------------
                                               Title: CEO
                                                     -----------------------

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